Oakmark Units
Financial Square Treasury Solutions Fund
A Cash Management Vehicle for
Existing and Prospective Shareholders of
PROSPECTUS
March 30, 2021

Oakmark Funds
111 South Wacker Drive
Chicago, Illinois 60606-4319

Beginning on January 1, 2022, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on Oakmark.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the Fund, by calling 1-800-OAKMARK (625-6275) or visiting Oakmark.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you hold your shares directly with the Fund, you can call 1-800-OAKMARK (625-6275) to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds you hold directly or all funds you hold through your financial intermediary, as applicable.

Prospectus
Oakmark Units
March 30, 2021
GOLDMAN SACHS MONEY MARKET FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
■	Treasury Solutions Fund FVAXX

Financial Square Treasury Solutions Fund—Summary
Investment Objective
The Financial Square Treasury Solutions Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees
(fees paid directly from your investment)
Treasury Solutions Fund
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.18%
Other Expenses	0.27%
Administration Fees	0.25%
All Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.45%

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Administration Shares (also referred to as “Oakmark Units”) of the Fund for the time periods indicated and then redeem all of your Administration Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Administration Shares	$46	$144	$252	$567

Principal Strategy
The Fund pursues its investment objective by investing only in U.S. Treasury Obligations, which include securities issued or guaran- teed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government (“U.S. Treasury Obligations”), and repurchase agreements with the Federal Reserve Bank of New York collateralized by U.S. Treasury Obligations.
The Fund intends to be a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (“Investment Company Act”). “Government money market funds” are money market funds that invest at least 99.5% of their total assets in cash, securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities (“U.S. Government Securities”), and/or repurchase agreements that are collateralized fully by cash or U.S. Government Securities. “Government money market funds” are exempt from requirements that permit money market funds to impose a “liquidity fee” and/or “redemption gate” that temporarily restricts redemptions. As a “government money market fund,” the Fund values its securities using the amortized cost method. The Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.
Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that meet certain risk-limiting conditions relating to portfolio quality, maturity and liquidity.
Principal Risks of the Fund
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Credit/Default Risk.  An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in NAV.
Interest Rate Risk.  When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its investments will generally decline. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A low or negative interest rate environment poses additional risks to the Fund, because low or negative yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, or, at times, maintain a stable $1.00 share price and/or achieve its investment objective. Fluctuations in interest rates may also affect the liquidity of the Fund’s investments.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's   NAV  and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can adversely affect the Fund’s ability to maintain a stable $1.00 share price. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Stable NAV Risk.  The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund that intends to maintain a stable NAV fails to do so (or if there is a perceived threat of such a failure), other such money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Investment Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.

Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Administration Shares from year to year; and (b) the average annual total returns of the Fund’s Administration Shares. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling 1-800-OAKMARK (625-6275).
CALENDAR YEAR

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	0.50%	June 30, 2019
Worst Quarter Return	0.00%	December 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2020	1 Year	5 Years	10 Years
Administration Shares (Inception 4/1/1997)	0.28%	0.80%	0.40%

Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Buying and Selling Fund Shares
Administration Shares of the Fund designated as Oakmark Units (“Oakmark Units”) may only be purchased through Harris Associates L.P. (“Harris Associates”), in its capacity as an intermediary that has a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs”) (“Intermediary”) and has agreed to provide account administration services to its customers who are the beneficial owners of the Oakmark Units. Harris Associates is not the distributor of the Fund. The minimum initial investment requirement for Oakmark Units is generally $1,000. You may purchase and redeem (sell) Oakmark Units of the Fund on any business day through Harris Associates.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

Investment Management Approach
INVESTMENT OBJECTIVE
The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.
The investment objective of the Fund cannot be changed without approval of a majority of the outstanding shares of the Fund.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing only in U.S. Treasury Obligations and repurchase agreements with the Federal Reserve Bank of New York collateralized by U.S. Treasury Obligations. Shareholders will be provided with sixty days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in the particular type of investment suggested by its name.
Under normal circumstances, the cash positions of the Fund will not exceed 20% of the Fund’s net assets plus any borrowings for investment purposes (measured at the time of investment). The Fund may hold uninvested cash in lieu of appropriate money market instruments at the Fund’s custodian bank under certain circumstances, including adverse market conditions or the prevailing interest rate environment, or when the Investment Adviser believes there is an insufficient supply of appropriate money market instruments in which to invest, or in the case of unusually large cash inflows, anticipated redemptions or pending investments. The Fund may earn custodial credits or interest on these cash positions. However, these cash positions may not produce income or may produce low income. As a result, the Fund’s current yield may be adversely affected during such periods when cash is held uninvested. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the Fund’s custodian bank and any fees imposed for large cash balances or for maintaining the Fund’s account at the custodian bank.
Goldman Sachs Money Market Team’s Investment Philosophy:
Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Fund. GSAM is referred to in the Prospectus as the “Investment Adviser.”
The Fund is managed to seek preservation of capital, daily liquidity and maximum current income. The Investment Adviser follows a conservative, risk-managed investment process that seeks to:
■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity
INVESTMENT PROCESS
1.	Managing Credit Risk
The Investment Adviser’s process for managing credit risk emphasizes:
■	Intensive research—The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Fund. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.
The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolio which offers the best available risk-return trade-off within the “approved” credit universe. If a security is removed from the “approved” list, the Investment Adviser may not purchase that security for the Fund, although it is not required to sell that security.

Investment Management Approach
2.	Managing Interest Rate Risk
Three main steps are followed in seeking to manage interest rate risk:
■	Establish weighted average maturity (“WAM”) and weighted average life (“WAL”) targets—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) and WAL (designed to more accurately measure “spread risk”) are constantly revisited and adjusted as market conditions change. An overall strategy is developed by the Investment Adviser based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and the Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine the suitability of potential investments for the Fund.
3.	Managing Liquidity
Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:
■	The Fund’s investors and other factors that influence the asset volatility of the Fund;
■	Technical events that influence the trading range of federal funds and other short-term fixed income markets; and
■	Bid-ask spreads associated with securities in the portfolio.
Reference in the Prospectus to the Fund’s benchmark is for informational purposes only, and unless otherwise noted is not an indication of how the Fund is managed.
Additional Fund Characteristics and Restrictions
■	The Fund: The Fund will use the amortized cost method of valuation, as permitted by Rule 2a-7 under the Investment Company Act, to seek to maintain a stable NAV of $1.00 per share. Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that are either (i) U.S. Government Securities, (ii) issued by other investment companies that are money market funds, or (iii) determined by the Investment Adviser to present minimal credit risks to the Fund. Permissible investments must also meet certain risk-limiting conditions relating to portfolio maturity, diversification, and liquidity. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “SAI”). In order to maintain a rating from a rating organization, the Fund may be subject to additional investment restrictions.
■	The Investors: The Fund is generally designed for investors seeking a higher rate of return and convenient liquidation privileges. In addition, the Fund is designed for investors seeking a stable NAV per share. The Fund is particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
■	Investment Restrictions: The Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the SAI. Fundamental investment restrictions and the investment objective of the Fund cannot be changed without approval of a majority of the outstanding units of the Fund. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed by the Board of Trustees without unitholder approval.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity: Not more than 60 days (as required by Rule 2a-7).
■	Dollar-Weighted Average Portfolio Life: Not more than 120 days (as required by Rule 2a-7).
■	Portfolio Diversification: Diversification can help the Fund reduce the risks of investing. In accordance with Rule 2a-7, the Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer and certain affiliates of that issuer. However, the Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities or securities of other investment companies that are money market funds. Securities subject to demand features and guarantees are subject to additional diversification requirements as described in the SAI.
■	Portfolio Liquidity: The Fund is required to maintain a sufficient degree of liquidity necessary to meet reasonably foreseeable redemption requests. In addition, the Fund must hold at least 10% of its total assets in “daily liquid assets” and 30% of its total assets in “weekly liquid assets”. For these purposes, daily and weekly liquid assets are calculated as of the end of each business day. Daily liquid assets generally include: (a) cash; (b) direct obligations of the U.S. Government; (c) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day; or (d) amounts receivable and due unconditionally within one business day on pending sales of portfolio securities. Weekly liquid assets generally include: (a) cash; (b) direct obligations of the U.S. Government; (c) certain U.S. Government agency discount notes with remaining maturities of 60 days or less; (d) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; or (e) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities. In addition, the Fund may not acquire an illiquid security if, after the purchase, more than 5% of the Fund’s total assets would consist of illiquid assets.

INVESTMENT PRACTICES AND SECURITIES
Although the Fund’s principal investment strategies are described in the Summary—Principal Strategy section of the Prospectus, the following table identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the table show allowable usage only; for actual usage, consult the Fund’s annual/ semi-annual report. For more information about these and other investment practices and securities, see Appendix A.
The Fund publishes on its website (http://www.gsamfunds.com) the following:
■	A schedule of its portfolio holdings (and certain related information as required by Rule 2a-7, including the Fund’s WAM and WAL) as of the last business day of each month, no later than five business days after the end of the prior month. This information will be available on the Fund’s website for at least six months.
■	A schedule of its portfolio holdings on a weekly basis, with no lag required between the date of the information and the date on which the information is disclosed. This weekly holdings information will be available on the website until the next publish date.
■	A link to an SEC website where you may obtain the Fund’s most recent 12 months of publicly available portfolio holdings information, as filed with the SEC on Form N-MFP no later than five business days after the end of each month.
■	A graph depicting the Fund’s daily and weekly liquid assets and daily net inflows and outflows as of each business day for the preceding six months, as of the end of the preceding business day.
■	A graph depicting the Fund’s current market-based NAV per share (rounded to the fourth decimal place), as of each business day for the preceding six months, as of the end of the preceding business day. The Fund’s current market-based NAV is based on available market quotations of the Fund’s portfolio securities as provided by a third party pricing vendor or broker on the preceding business day. The mark-to-market valuation methodology includes marking to market all securities of the Fund, including securities with remaining maturities of 60 days or less. This market value NAV report is for informational purposes only with respect to the Fund, which seeks to maintain a stable NAV of $1.00 per share based on the amortized cost method of valuation.
■	In the event that the Fund files information regarding certain material events with the SEC on Form N-CR, the Fund will disclose on its website certain information that the Fund is required to report on Form N-CR. Such material events include the provision of any financial support by an affiliated person of the Fund or a decline in weekly liquid assets below 10% of the Fund’s total assets. This information will appear on the Fund’s website no later than the same business day on which the Fund files Form N-CR with the SEC and will be available on the Fund’s website for at least one year.
In addition, certain portfolio statistics (other than portfolio holdings information) are available on a daily basis by calling 1-800-621-2550. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

Investment Policies Matrix
Treasury Solutions Fund
U.S. Treasury Obligations[1]	■
Repurchase Agreements	■ [2]
Credit Quality	First Tier[3]
Summary of Taxation for Distributions[4]	Taxable federal and state.[5]
Miscellaneous	Reverse repurchase agreements (i.e., where the Fund is the borrower of cash) not permitted.

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
1	Issued or guaranteed by the U.S. Treasury.
2	The Fund may only enter into repurchase agreements with the Federal Reserve Bank of New York.
3	First Tier Securities are (a) securities rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; (b) securities issued or guaranteed by, or otherwise allow the Fund under certain conditions to demand payment from, an entity with such ratings; or (c) securities subject to repurchase agreements that are collateralized by First Tier Securities. U.S. Government Securities are considered First Tier Securities. Securities without short-term ratings may be purchased if they are deemed to be of comparable quality by the Investment Adviser to First Tier Securities. In addition, the Fund may generally rely on the credit quality of the guarantee or demand feature in determining the credit quality of a security supported by a guarantee or demand feature.
4	See “Taxation” for an explanation of the tax consequences summarized in the table above.
5	Taxable in many states except for interest income distributions from U.S. Treasury Obligations and certain U.S. Government Securities.

Risks of the Fund
You could lose money by investing in the Fund (which, for the remainder of this Prospectus, refers to one or more of the Funds offered in this Prospectus). An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
✓ Principal Risk • Additional Risk	Treasury Solutions Fund
Credit/Default	✓
Floating and Variable Rate Obligations	•
Interest Rate	✓
Large Shareholder Transactions	✓
Liquidity	✓
Management	•
Market	✓
Stable NAV	✓
■	Credit/Default Risk—An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Even if such an entity does not default on a payment, an instrument’s value may decline if the market believes that the entity has become less able or willing to make timely payments. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holdings may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration.
■	Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
The London InterBank Offered Rate (“LIBOR”) is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations. In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV.
■	Interest Rate Risk—During periods of rising interest rates, the Fund’s yield (and the market value of its investments) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield will tend to be higher. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A low interest rate environment poses additional risks to the Fund, which are heightened in a very low or negative interest rate environment. Low or negative interest rates may continue for the foreseeable future. Low or negative yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, or, at times,

Risks of the Fund
maintain a stable $1.00 share price or minimize the volatility of the Fund’s NAV per share, as applicable, and/or achieve its investment objective. A wide variety of market factors can cause interest rates to rise or fall, including central bank monetary policy, inflationary or deflationary pressures and changes in general market and economic conditions. Fluctuations in interest rates may also affect the liquidity of the Fund’s investments.
Interest rates in the United States are currently at historically low levels. Certain countries have experienced negative interest rates on certain fixed-income instruments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.
■	Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
■	Liquidity Risk—The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. While the Fund endeavors to maintain a high level of liquidity in its portfolio, the liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions and a lack of willing buyers. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s ability to maintain a stable $1.00 share price or increase the volatility of the Fund’s NAV per share, as applicable, or prevent the Fund from being able to take advantage of other investment opportunities. Investments that are illiquid or that trade in lower volumes may be more difficult to value.
To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.
Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While the Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s ability to maintain a stable $1.00 share price or minimize the volatility of the Fund’s NAV per share, as applicable.
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s shares. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a single decision maker. Redemptions by these shareholders of their shares of the Fund, or a high volume of redemption requests generally, may further increase the Fund’s liquidity risk and may impact the Fund’s NAV.
■	Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund's investments may be overweighted from time to time in one or more sectors, which will increase the Fund's exposure to risk of loss from adverse developments affecting those sectors.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
■	Stable NAV Risk—The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund that intends to maintain a stable NAV fails to do so (or if there is a perceived threat of such a failure), other such money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. The Fund may, among other things, reduce or withhold any income and/or gains generated from its investments to the extent necessary to maintain a stable $1.00 share price. Shareholders of the Fund should not rely on or expect the Investment Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.
More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Service Providers
INVESTMENT ADVISER
GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of December 31, 2020, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.95 trillion.
The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law and exemptive relief obtained by the Investment Adviser, Goldman Sachs and the Fund, these orders may be directed to any broker-dealers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions) and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):
■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
Pursuant to SEC exemptive orders, the Fund may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.
MANAGEMENT FEES AND OTHER EXPENSE INFORMATION
As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):
Fund	Contractual Rate	Actual Rate For the Fiscal Year Ended August 31, 2020*
Treasury Solutions	0.18%	0.18%
*	The Actual Rate may not correlate to the Contractual Rate as a result of management fee waivers that may be in effect from time to time.
The Investment Adviser may waive a portion of its management fee, including fees earned as the Investment Adviser to any of the affiliated funds in which the Fund invests, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place. The Investment Adviser may voluntarily waive a portion of its management fees, and this fee waiver may exceed what is stipulated in any fee waiver arrangement. This temporary waiver may be modified or terminated at any time at the option of the Investment Adviser, without shareholder approval.
The Investment Adviser has agreed to reduce or limit the Fund’s “Other Expenses” (excluding acquired fund fees and expenses, administration fees, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) equal on an annualized basis to 0.014% of the Fund’s average daily net assets through at least March 30, 2022, and prior to such date the Investment Adviser may not terminate this expense limitation arrangement without the approval of the Board of Trustees. The expense limitation arrangement may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2020 is available in the Fund's Annual Report dated August 31, 2020. Effective September 1, 2020, the Fund's fiscal year end changed from August 31 to November 30.
DISTRIBUTOR AND TRANSFER AGENT
Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Fund’s units. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various unitholder servicing functions.
For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.01% of average daily net assets of the Fund. Goldman Sachs may voluntarily agree to waive all or a portion of the Fund’s transfer agency fees. This temporary waiver may be modified or terminated at any time at the option of Goldman Sachs, without shareholder approval.
From time to time, Goldman Sachs or any of its affiliates may purchase and hold units of the Fund. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the units acquired for their own account.
ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS
The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund may directly and indirectly invest. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman

Service Providers
Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.

Distributions
All or substantially all of the Fund’s net investment income will be declared as a dividend daily. Distributions will normally, but not always, be declared as of 3:00 p.m. Eastern Time as a dividend and distributed monthly. You may choose to have dividends and distributions paid in:
■	Cash
■	Additional Oakmark Units of the Fund
Special restrictions may apply. See the SAI.
You may indicate your election on your New Account Registration Form. Any changes may be submitted in writing to Harris Associates at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Fund.
The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase shares.
Distributions will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in the Fund’s daily declared dividends. Net short-term capital gains may at times represent a significant component of the Fund’s daily declared dividends (e.g., during periods of extremely low interest rates). The Fund may distribute at least annually other realized capital gains, if any, after reduction by available realized capital losses.
In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, the Fund may defer or accelerate the timing of the distributions of short-term capital gains (or any portion thereof). In addition, the Fund may reduce or withhold any income and/or realized gains generated from its investments to the extent necessary to maintain a stable $1.00 share price.
The realized gains and losses are not expected to be of an amount which would affect a Fund’s NAV of $1.00 per unit.

Unitholder Guide
The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Oakmark Units.
Eligibility to Buy Units
Oakmark Units are generally available for purchase only by residents of the U.S., Puerto Rico, Guam, and the U.S. Virgin Islands.
Types of Accounts
You may set up your account in any of the following ways:
Individual or Joint Ownership.  Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.
Gift or Transfer to a Minor (UGMA, UTMA).  These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor’s social security number.
Trust for Established Employee Benefit or Profit-Sharing Plan.  The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.
Business or Organization.  You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a resolution with your application that indicates which officers are authorized to act on behalf of the entity.
Retirement.  A qualified retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For detailed information on the tax advantages and consequences of investing in individual retirement accounts (IRAs) and retirement plan accounts, please consult your tax advisor. The types of IRAs available to you are: Traditional IRA, Roth IRA, Rollover IRA, SIMPLE IRA, SEP IRA, and Coverdell Education Savings Account (CESA). For detailed information on these accounts, see the Oakmark IRA Booklet and Coverdell Education Savings Booklet.
Oakmark Units may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the plan’s trustee and the plan’s trustee should contact Harris Associates or its designee regarding the establishment of an investment relationship.
Investment Minimums
The Fund’s initial investment minimums generally are set forth in the tables below. Once your account is open, subsequent investments may be made in any amount.
Type of Account	Initial Investment
Regular investing account	$1,000
Traditional or Roth IRA	1,000
SIMPLE IRA	Determined on a case by case basis
Coverdell Education Savings Account	500
Account with an automatic investment plan or payroll deduction plan	500

How Are Units Priced?
The price you pay when you buy Oakmark Units is the Fund’s next determined NAV per unit after the Transfer Agent (or an Authorized Institution, as defined below) has received and accepted your order in proper form. The price you receive when you sell Oakmark Units is the Fund’s next determined NAV per unit after the Transfer Agent (or an Authorized Institution, as defined below) has received and accepted your order in proper form, with the redemption proceeds reduced by any applicable charges. The Fund generally calculates NAV as follows:
NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Units of the Class
The Fund seeks to maintain a stable NAV per unit of $1.00 based on the amortized cost method of valuation. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment. Amortized cost will normally approximate market value. There can be no assurance that the Fund will be able at all times to maintain a stable NAV per unit of $1.00.
Please note the following with respect to the price at which your transactions are processed:
■	NAV per unit is generally calculated by the Fund’s accounting agent on each business day as of 3:00 p.m. Eastern Time. Units will also generally be priced periodically throughout the day by the Fund’s accounting agent for the purpose of fulfilling intraday purchase or redemption orders. Except as provided below, Fund units will be priced on any day the New York Stock Exchange is open, including days on which the Federal Reserve Bank is closed for local holidays (i.e., Columbus Day and Veterans Day). Oakmark Units will generally not be priced on any day the New York Stock Exchange is closed, although Oakmark Units may be priced on days when the New York Stock Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
■	On any business day when the SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
Most money market securities settle on the same day as they are traded and are required to be recorded and factored into the Fund’s NAV on the trade date (T). Investment transactions not settling on the same day as they are traded may be recorded and factored into the Fund’s first scheduled NAV calculation on the business day following trade date (T+1), consistent with industry practice. The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.
Note: The time at which transactions and units are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number found on the back cover of the Prospectus.
Each Fund relies on various sources to calculate its NAV. The ability of the Fund’s accounting agent to calculate the NAV per unit of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures, and it may be necessary for alternative procedures to be followed to price portfolio securities when determining the Fund’s NAV.
Purchase/Redemption Price and Effective Date
Generally, Oakmark Units may only be purchased through Harris Associates in its capacity as an intermediary that has a relationship with the Transfer Agent. Harris Associates has been authorized to accept purchase, redemption or exchange orders on behalf of the Fund (i.e., to act as an “Authorized Institution”).
Customers of certain intermediaries (such as banks, trust companies, brokers, registered investment advisers and other financial institutions), including Harris Associates or its designee (“Intermediaries”), will normally give their order instructions to their Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. Intermediaries are responsible for

Unitholder Guide
transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from their customers. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent by an Intermediary on a timely basis.
The Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by the Transfer Agent (or by an Authorized Institution) on a business day, and the order will be priced at the Fund’s current NAV per share next determined after acceptance by the Transfer Agent (or by an Authorized Institution). For shareholders that place trades directly with the Fund’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. For an order to be in proper form, Harris Associates or its designee must have received an application or appropriate instruction along with the intended investment, if applicable, and any other required documentation. For a redemption to be in proper form, Harris Associates or its designee must have received appropriate instruction and any other required documentation. The redemption proceeds may be reduced by any applicable charges.
Dividends
Units Purchased by Federal Funds Wire or ACH Transfer:  If a purchase order in proper form is received by the Transfer Agent (or an Authorized Institution) before the Fund closes, units will be issued on the day the order is received and dividends will generally begin to accrue on the purchased shares on the business day after payment is received. If a purchase order in proper form is received by the Transfer Agent (or an Authorized Institution) and settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing on the NSCC settlement date.
Units Purchased by Check:  If a purchase order in proper form is received by the Transfer Agent (or an Authorized Institution) before the Fund closes, units will be issued on the day the order is received and dividends will generally begin to accrue on the purchased shares within two business days of the Transfer Agent’s (or an Authorized Institution’s) receipt of the check.
Purchasing
General Purchasing Policies
Purchases by check are effective as soon as a check is converted to federal funds. A purchase by check is deemed to be effective prior to the Fund’s closing time on the date such purchase proceeds convert to federal funds. It is expected that checks will ordinarily be converted to federal funds within two business days after receipt.
Harris Associates or its designee reserves the right, under limited circumstances, to cancel any purchase or exchange order it receives.
Once Harris Associates or its designee accepts your purchase order, you may not cancel or revoke it; however, you may redeem the shares or Oakmark Units. Harris Associates or its designee may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days.
If your order to purchase Oakmark Units of the Fund is cancelled because your check does not clear, you will be responsible for any resulting loss incurred by Harris Associates or its designee.
The Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares in light of the nature and high quality of the Fund’s investments. Restrictions on frequent transactions may apply with respect to funds of the Harris Associates Investment Trust (“Oakmark Funds”).
Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).
You may be allowed to purchase units with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.
Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.
How to Purchase Oakmark Units
By Internet  To Open an Account: Visit Oakmark.com, and follow instructions under Investing with Us. Please refer to the table above for Investment Minimums. The maximum initial investment via Oakmark.com is $5,000,000.
To Add to an Account: Visit Oakmark.com and log in to your account to make subsequent investments.

If you have not established bank information, you may add it online during the purchase process or under the Account Profile tab.
By Mail  To Open an Account: Complete and sign the New Account Registration Form, IRA Application or Coverdell Education Savings Account (ESA) Application, enclose a check made payable to the Oakmark Funds and mail the form and your check to the Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. PLEASE NOTE: Harris Associates or its designee does not accept cash, starter checks, travelers checks, credit card convenience checks, checks made payable to a party other than the Oakmark Funds, checks drawn on banks outside of the U.S. or purchase orders specifying a particular purchase date or price per share. Harris Associates or its designee will withhold redemption proceeds for up to 10 days after purchase of shares or Oakmark Units by check.
To Add to an Account: Mail your check made payable to the Oakmark Funds with either the investment stub included as part of your confirmation or quarterly account statement or a note with the amount of the purchase, your account number, and the name in which your account is registered.
By Electronic Transfer  To Open an Account: Visit Oakmark.com, and follow instructions under Investing with Us. The maximum initial investment via electronic transfer is $5,000,000. Harris Associates or its designee will withhold redemption proceeds for up to 10 days after purchase of shares of Oakmark Units by electronic transfer.
To Add to an Account: Visit Oakmark.com, log in to your account and then follow the instructions. If you established bank information, call an investor service representative or use the Oakmark Funds’ Voice Recognition System at 1-800-OAKMARK (625-6275). If you did not establish bank information on your New Account Registration Form, you may add by visiting Oakmark.com or by completing the Shareholder Services Form. When completing the form a Medallion Signature Guarantee will be required.
Confirm with your bank or credit union that it is a member of the Automated Clearing House (ACH) system.
By Wire Transfer  To Open an Account: Generally, you may not open an account by wire transfer.
To Add to an Account: Instruct your bank to transfer funds to State Street Bank and Trust Co., ABA#011000028, DDA#9904-632-8. Specify the Fund name, your account number and the registered account name(s) in the instructions.
By Exchange  To Open an Account: Visit Oakmark.com or call an investor service representative at 1-800-OAKMARK (625-6275). The new account into which you are making the exchange will have exactly the same registration as the account from which you are exchanging shares or Oakmark Units. Obtain a current prospectus for the Oakmark Funds by visiting Oakmark.com or calling an investor service representative at 1-800-OAKMARK (625-6275).
To Add to an Account: Visit Oakmark.com, use the Oakmark Funds’ Voice Recognition System at 1-800-OAKMARK (625-6275) and choose menu option 1 and follow the instructions, or call an investor service representative at 1-800-OAKMARK (625-6275). Send a letter of instruction, indicating your name, the name of the Fund, and the Fund account number from which you wish to redeem shares or Oakmark Units, and the name of the Fund and the Fund account number into which you wish to buy shares or Oakmark Units to: Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558.
Harris Associates or its designee may refuse at any time any exchange request it considers detrimental to an Oakmark Fund.
An exchange transaction is a redemption of Oakmark Fund shares or Oakmark Units and a simultaneous purchase of different Oakmark Fund shares or Oakmark Units in that, for federal income tax purposes, may result in a capital gain or loss.
By Automatic Investment  To Open an Account: Choose the automatic investment plan on your New Account Registration Form. Your initial investment must be at least $500 and be made by check payable to Oakmark Funds.
To Add to an Account: If you chose the automatic investment plan when you opened your account, subsequent purchases of shares or Oakmark Units will be made automatically, by electronic transfer from your bank account in the dollar amount and based on the schedule you specified. If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by visiting Oakmark.com or by completing the Shareholder Services Form. When completing the form a Medallion Signature Guarantee will be required.
Redeeming
General Redemption Policies
Harris Associates or its designee cannot accept a redemption request that specifies a particular redemption date or price.
Once Harris Associates or its designee accepts your redemption order, you may not cancel or revoke it.
Harris Associates or its designee generally will mail redemption proceeds within seven days after receipt of your redemption request regardless of payment type. If you recently made a purchase, Harris Associates or its designee may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days from the purchase date.

Unitholder Guide
Redemption requests or payments may only be postponed or suspended for longer than one day only for periods during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks or as permitted under those circumstances specifically enumerated under Section 22(e) of the Investment Company Act and Rule 22e-3 thereunder, namely if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; (iii) the SEC, by order or regulation, permits the suspension of the right of redemption; or (iv) the Fund, as part of a liquidation of the Fund, has suspended redemption of shares.
Harris Associates or its designee reserves the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.
Harris Associates or its designee generally intends to pay all redemptions in cash.
Neither the Trust, the Investment Adviser, or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
How to redeem Oakmark Units
By Internet  Log into your account at Oakmark.com and then follow the instructions.
By Mail  Your redemption request must identify the Fund and give your account number, specify the number of shares or Oakmark Units or dollar amount to be redeemed, and be signed in ink by all account owners exactly as their names appear on the account registration. Some transactions require a Medallion Signature Guarantee. See section titled “Signature Guarantee” in this prospectus for additional information. Mail to: Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. Express delivery or courier to: Oakmark Funds, 330 West 9th Street, Kansas City, MO 64105-1514 (Phone: 617-483-8327).
By Telephone  You may redeem shares from your account by calling an investor service representative or using the Oakmark Funds’ Voice Recognition System at 1-800-OAKMARK (625-6275).
A check for the proceeds will be sent to your address of record, generally within seven days of receiving your proper request, or within 10 days of your purchase if you purchased the Oakmark Units by check. You may select the overnight delivery option for your check for a fee. Overnight delivery is not available to a P.O. Box.
A redemption request made by telephone will be priced at the Fund’s current NAV per share next determined after the request is received by the Transfer Agent (or by an Authorized Institution).
You may not redeem by telephone Oakmark Units held in an account for which you have changed the address within the preceding 15 days.
By Electronic Transfer  To redeem Oakmark Units from your account by electronic transfer, visit Oakmark.com, call an investor service representative or use the Oakmark Funds’ Voice Recognition System at 1-800-OAKMARK (625-6275).
Payment of the proceeds will be made by electronic transfer only to a bank account previously designated by you at a bank that is a member of the ACH system.
Payment of the proceeds will normally be sent on the next business day after receipt of your request or within 10 days of your purchase if you purchased Oakmark Units by electronic transfer.
A redemption request made by telephone will be priced at the Fund’s current NAV per share next determined after the request is received by the Transfer Agent (or by an Authorized Institution).
If the proceeds of your redemption are sent by electronic transfer, your bank will be notified of the transfer on the day the proceeds are sent, but your bank account may not receive “good funds” for at least one week thereafter.
By Wire Transfer  To redeem Oakmark Units from your account by wire transfer, visit Oakmark.com, call an investor service representative or use the Oakmark Funds’ Voice Recognition System at 1-800-OAKMARK (625-6275).
The proceeds will be paid by wire transfer to your bank account. The cost of the wire transfer (currently $5) will be deducted from your account, or from the redemption proceeds if you redeem your entire account. Your bank may also charge an incoming wire fee.
Some transactions require a Medallion Signature Guarantee. See section titled “Signature Guarantee” in this prospectus for additional information.
Payment of the proceeds will normally be wired on the next business day after receipt of your request. A redemption request received by telephone after the Fund’s close of business (usually 3:00 p.m. Eastern time) is deemed received on the next business day.

A wire transfer will normally result in your bank receiving “good funds” on the business day following the date of redemption of your shares.
By Exchange  You may redeem some or all of your Oakmark Units and use the proceeds to buy shares of another Oakmark Fund or Oakmark Units either by visiting Oakmark.com, by calling an investor service representative or by using the Oakmark Funds’ Voice Recognition System at 1-800-OAKMARK (625-6275) or in writing.
Obtain a current summary prospectus or the statutory prospectus for the Fund into which you are exchanging by visiting Oakmark.com or calling an investor service representative at 1-800-OAKMARK (625-6275).
An exchange request received by telephone will be priced at the Fund’s current NAV per share next determined after the request is received by the Transfer Agent (or by an Authorized Institution).
Harris Associates or its designee may refuse at any time any exchange request it considers detrimental to an Oakmark Fund.
An exchange transaction is a redemption of Oakmark Fund shares or Oakmark Units and a simultaneous purchase of different Oakmark Fund shares in that, for federal income tax purposes, may result in a capital gain or loss.
By Check  Holders of Oakmark Units of the Fund may elect to have checks issued to them in order to redeem Oakmark Units from their accounts in the Fund. When Harris Associates or its designee receives a completed New Account Registration Form and Check Writing Signature Form, Harris Associates or its designee will forward to the requesting customer a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to Harris Associates or its designee for payment, a sufficient number of full and fractional Oakmark Units will be redeemed to cover the amount of the check. Copies of cancelled checks will be returned to the recordholder of Oakmark Units by Harris Associates or its designee.
The check redemption privilege enables a unitholder to receive the dividends declared on the Oakmark Units to be redeemed until the date the check is processed. Because of this feature, the check redemption privilege may not be used for complete liquidation of a unitholder’s account. If the amount of a check is greater than the value of the Oakmark Units held in the unitholder’s account, the check will be returned unpaid, and the unitholder may be subject to extra charges.
Harris Associates reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular unitholder or all unitholders in general. The Trust and Harris Associates reserve the right at any time to suspend the procedure permitting redemptions by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of other Oakmark unitholders of the Fund.
By Automatic Redemption  You may automatically redeem a fixed dollar amount of Oakmark Units on a periodic basis and have the proceeds sent by check to you or deposited by electronic transfer into your bank account by visiting Oakmark.com or completing the Shareholder Services Form.
Signature Guarantee
A Stamp 2000 Medallion Signature Guarantee must be included in your request to redeem your Oakmark Units, and your request must be in writing, if:
■	you wish to redeem more than $100,000;
■	your account address has been changed within the last 15 days;
■	the redemption check is to be mailed to an address different from the one on your account;
■	the redemption check is to be made payable to someone other than the registered account owner;
■	you are instructing to transmit the proceeds to a bank account that you have not previously designated as the recipient of such proceeds; or
■	you are instructing a Fund to transmit the proceeds to a bank account that was added online within the last 60 days.
The signature guarantee must be a Stamp 2000 Medallion Signature Guarantee. You may be able to obtain such a signature guarantee from a bank, securities broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. You cannot obtain a signature guarantee from a notary public.
If you are requesting to add bank information to an existing Oakmark account in writing, all Oakmark account owners must obtain a Medallion Signature Guarantee. If there is no name in common between the Oakmark account owners and the bank account owners, ALL Oakmark account owners and bank account owners must obtain a Medallion Signature Guarantee. A Medallion Signature Guarantee is not required when adding bank information online; however, it will be required, as noted above, when instructing a Fund to transmit proceeds to such bank within 60 days of the addition.

Unitholder Guide
Small Account Fee Policy
Harris Associates or its designee reserves the right to assess an annual fee of $25 on any account that, due to redemptions, falls below the minimum amount required to establish the account, as described above. The fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The fee does not apply to an account with an active investment builder or payroll deduction programs or to a retirement account.
Small Account Redemption
Harris Associates or its designee reserves the right to redeem shares in any account, including any account held in the name of an Intermediary, and send the proceeds to the registered owner of the account if the account value has been reduced below $1,000 as a result of redemptions. Harris Associates or its designee will make a reasonable effort to notify the registered owner if the account falls below the minimum in order to give the owner 30 days to increase the account value to $1,000 or more.
What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
■	Additional documentation may be required when deemed appropriate by the Transfer Agent or Harris Associates. A redemption request will not be in proper form until such additional documentation has been received.
■	Harris Associates is responsible for the timely transmittal of redemption requests by its customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Harris Associates may set times by which it must receive redemption requests. Harris Associates may also require additional documentation from you.
The Trust, Harris Associates or its designee reserves the right to:
■	Redeem your shares in the event Harris Associates’ relationship with Goldman Sachs is terminated and you do not transfer your account to another Intermediary.
■	Redeem your shares if your account balance is below the required Fund minimum. The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds inkind, you will be subject to market gains and losses upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to the Fund as undeliverable or remain uncashed for more than 180 days. Amounts will be reinvested in additional shares at NAV per share on the day the check is reinvested. When reinvested, those amounts are subject to the risk of loss like any fund investment. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed checks.
■	Charge an additional fee in the event a redemption is made via wire transfer.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.
None of the Trust, Investment Adviser, Goldman Sachs or Harris Associates or its designee will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Unitholder Services
Reporting to Unitholders
You will receive a confirmation statement from Harris Associates or its designee reflecting each of your purchases and redemptions of Oakmark Units, as well as periodic statements. Shares purchased by reinvestment of dividends or pursuant to an automatic investment plan will be confirmed to you quarterly. Shares redeemed using a systematic withdrawal plan and paid by electronic transfer (ACH) or wire transfer to your bank account will be confirmed to you quarterly. In addition, Harris Associates or its designee will send you periodic reports showing Fund portfolio holdings and will provide you annually with tax information. We suggest that you keep your account statements with your other important financial papers. You may need them for tax purposes.

The Fund reduces the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Oakmark Funds at 1-800-OAKMARK (625-6275) to request individual copies of these documents. Harris Associates or its designee will begin sending individual copies thirty days after receiving your request.
Electronic Delivery of Fund Documents
You may elect to receive the Fund’s prospectus, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on Oakmark.com. To receive the Fund’s documents electronically, you must have an e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time.
Customer Identification Program
Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information for certain investors that identifies each person who opens an account.
In order to open an account, Harris Associates or its designee will ask you to provide certain identifying information on the account application, including your full name, address, date of birth and social security number or taxpayer identification number. If you fail to provide the appropriate information, we may reject your application and all monies received to establish your account will be returned to you. As a result, it is very important that the application be filled out completely in order to establish an account.
After your account is established, Harris Associates or its designee is required to take steps to verify your identity. These actions may include checking your identifying information against various databases. If Harris Associates or its designee is unable to verify your identity from the information you provide, you may be restricted from making future purchases for or transfers of Oakmark Units from your account; or, your account may be closed and the redemption proceeds will be paid to you.
You will receive the share price next calculated after the Fund determines that they are unable to verify your identity; so, your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction.
Additionally, the Fund is required to comply with various anti-money laundering laws and regulations. Consequently, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons. In addition, the Fund may be required to transfer the account or proceeds of the account to a government agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken these actions.
IRA Plans
Harris Associates Investment Trust has a master IRA plan that allows you to invest in a Traditional IRA, Roth IRA, Coverdell Education Savings Account, SEP IRA or SIMPLE IRA on a tax-sheltered basis in the Funds or Oakmark Units. The plan also permits you to “roll over” or transfer to your Traditional IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby postponing federal income tax on the distribution. If your employer has a Simplified Employee Pension Plan (SEP), you may establish a Traditional IRA with the Fund to which your employer may contribute, subject to special rules designed to avoid discrimination. Information on IRAs may be obtained by visiting Oakmark.com or calling an investor service representative at 1-800-OAKMARK (625-6275).
Establishing Privileges
You may establish any of the shareholder privileges when you complete an application to purchase shares of the Fund. If you have already established an account and want to add or change a privilege, visit Oakmark.com to obtain a Shareholder Services Form and return the completed form to the Oakmark Funds, or call an investor service representative at 1-800-OAKMARK (625-6275) to request the appropriate form.
Voice Recognition System
To obtain information about your account, such as account balance, last transaction and distribution information, to purchase, redeem or exchange Oakmark Units, or to order duplicate statements, call the Oakmark Funds’ Voice Recognition System at 1-800-OAKMARK (625-6275). Please note: you must have a personal identification number (a “PIN”) to access account information through 1-800-OAKMARK (625-6275).
Website
To learn more about the Oakmark Funds and Oakmark Units, or to obtain a summary prospectus, statutory prospectus, account application, shareholder report, or account servicing form, visit Oakmark.com. To perform transactions, establish systematic investing privileges, change your address, view statements or obtain information about your account, such as your account balance, average cost information, your last transaction and account history, log into your account and follow the instructions.

Unitholder Guide
Telephone and Internet Transactions
You may perform many transactions including exchanges, purchases and redemptions—by telephone and over the Internet. To prevent unauthorized transactions in your account, Harris Associates or its designee will take precautions designed to confirm that instructions communicated through the telephone or Internet are genuine. For example, Harris Associates or its designee may record a telephone call, request a PIN or password, request more information and send written confirmations of telephone and Internet transactions. Harris Associates or its designee request that shareholders review these written confirmations and notify Harris Associates or its designee immediately if there is a problem. The Trust, the Distributor, Harris Associates or its designee will not be responsible for any loss, liability, cost or expense resulting from an unauthorized transaction initiated by telephone or the Internet if it follows reasonable procedures designed to verify the identity of the caller or Internet user. Whenever we receive a telephone order, we take steps to make sure it is in good order. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.
Account Address Change
You may change the address of record for your account by sending written instructions to Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558 or by calling an investor service representative at 1-800-OAKMARK (625-6275). You may change your address by visiting Oakmark.com and logging in to your account and following the instructions. You may also change your address by noting the change on the investment slip included as part of your quarterly account statement. P.O. Box addresses will only be accepted with accompanying street address information. If you change your address of record without a signature guarantee, unless you request that the redemption proceeds be sent to your bank account of record, Harris Associates or its designee will not honor the redemption request for the following 15 days. During that period, Harris Associates or its designee will require written redemption requests with Medallion Signature Guarantees.
Account Registration Change
You may change your account registration by sending the Change of Registration Form with a Stamp 2000 Medallion Signature Guarantee, as described above, to Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. See section titled “Signature Guarantee” in this prospectus for additional information. Please note that other documentation may be required depending on the type of account registration.
Account Transcripts
You may order a transcript of activity in your account(s) by calling an investor service representative at 1-800-OAKMARK (625-6275). Harris Associates or its designee may assess a processing charge for a transcript order.
Escheatment of Fund Assets
Financial institutions, including the Fund, are required to transfer your financial assets to the state of your account registration if they are unclaimed or deemed abandoned under the state’s property laws. This process is referred to as escheatment.
Abandoned Property.  State unclaimed and abandoned property laws generally apply to both unclaimed shares of the Fund and uncashed dividends or other distributions from the Fund. The rules for determining when a security or security distribution is required to be escheated to the state vary considerably by state and may depend on the type of account. Some states require escheatment if you have not initiated contact or activity with the Fund within a specified time period (generally, three or five years). Other states require escheatment only if mailings sent to you are returned as undeliverable by the United States Postal Service. Please check your state’s unclaimed or abandoned property laws for specific information.
Please refer to the Distributions section for the Fund’s handling of uncashed dividend or capital gain distribution checks. Importantly, the reinvestment of distributions to your account will not necessarily prevent such amounts or your shares of the Fund from being escheated to the state.
A state is typically permitted to sell or liquidate the shares at the prevailing market price. In the event that you seek to reclaim the escheated shares after they have been liquidated, you will generally be able to recover only the amount received by the state when it sold the shares, and not any appreciation that may otherwise have been realized had the shares not been liquidated. IRA assets escheated under state abandoned property laws may be treated as a distribution and amounts withdrawn may be subject to income tax withholding and penalties. You should consult your tax adviser for advice about the particular tax consequences associated with the escheatment of your shares.
Escheatment Prevention  To prevent your assets from being deemed abandoned and escheated, it is recommended that you maintain direct contact with the Fund. Initiate contact with the Fund at least annually by accessing your account through Oakmark.com, sending correspondence to us about your account(s), or calling 1-800-OAKMARK (625-6275) to speak with an investor service representative.

Additionally, please notify us of any name and address changes immediately and cash dividend and redemption checks from your account(s) promptly. The Oakmark Funds make every effort to mail a notice to you if you are at risk of escheatment due to inactivity. Please open all correspondence from the Oakmark Funds and respond, if necessary.
Intermediaries
Intermediaries may provide the following services in connection with their customers’ investments in Administration Shares:
■	Administration services
■	Act directly or through an agent as the sole shareholder of record
■	Maintain account records for customers
■	Process orders to purchase, redeem and exchange shares or Oakmark Units for customers
■	Process confirmation statements and payments for customers
Pursuant to an administration plan adopted by the Trust’s Board of Trustees, Intermediaries are entitled to receive payment for their services from the Trust. These payments are equal to 0.25% (annualized) of the average daily net assets of the Administration Shares of the Fund which are attributable to or held in the name of the Intermediary for its customers, for administration services. Goldman Sachs may voluntarily agree to waive all or a portion of the Fund’s administration fees. This temporary waiver may be modified or terminated at any time at the option of Goldman Sachs, without shareholder approval.
The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Intermediaries to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. The payments are in addition to administration fees described in the Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to an Intermediary’s registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Fund and other Goldman Sachs Funds; the support or purchase of technology platforms/software; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, sponsor various trainings and educational programs. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Intermediaries for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis, portfolio construction and similar tools and software. In certain cases, Intermediaries may not pay for these products or services. Please refer to the “Payments to Others (Including Intermediaries)” section of the SAI for more information about these payments and services or may only pay for a portion of the total cost of these products or services.
The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary may differ for different Intermediaries . The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend the Fund or other Goldman Sachs Funds based, at least in part, on the level of compensation paid. You should contact your Intermediary for more information about the payments it receives and any potential conflicts of interest.
In addition to Oakmark Units, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Oakmark Units.
What Types Of Reports Will I Be Sent Regarding My Investments In Administration Shares?
Harris Associates will receive from the Fund annual shareholder reports containing audited financial statements and semi-annual shareholder reports. Harris Associates is responsible for providing these or other reports to their customers who are the beneficial owners of Administration Shares in accordance with the rules that apply to their accounts with Harris Associates. In addition, Harris Associates and other financial intermediaries will be responsible for providing any communication from the Fund to the shareholders, including but not limited to prospectuses, prospectus supplements, proxy materials and notices regarding the sources of dividend payments under Section 19 of the Investment Company Act.

Taxation
As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.
Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions.
DISTRIBUTIONS
The Fund contemplates declaring as dividends each year all or substantially all of its net investment income. However, the Fund reserves the right to reduce or withhold income and/or gains. Fund distributions of investment income are generally taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund units or receive them in cash. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.
It is anticipated that substantially all of the distributions by the Fund will be taxable as ordinary income. You should note that these distributions will not qualify for the reduced tax rate applicable to certain qualified dividends because the Fund’s investment income will consist generally of interest income rather than corporate dividends.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in December but paid in January will be taxable as if they were paid in December. The Fund will inform unitholders of the character and tax status of all distributions promptly after the close of each calendar year.
To the extent that Fund distributions are attributable to interest on certain federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes.
TAXES
The following discussion of U.S. and foreign taxation applies only to U.S. shareholders and is not intended to be a full discussion of income tax laws and their effect. You may wish to consult your own tax advisor.
Redemptions
When you redeem shares, you will experience a capital gain or loss if there is a difference between the tax basis of your shares and the price you receive when you redeem them. The federal tax treatment will depend on how long you owned the shares and your individual tax position. You may be subject to state and local taxes on your investment in the Fund, depending on the laws of your home state or locality.
Withdrawal
In general, distributions from a Traditional IRA are taxable in the year you receive them. If you withdraw from your Traditional IRA, federal income tax will be withheld at a flat rate of 10% (unless when you request your distribution you elect not to have tax withheld or you elect a different withholding amount). Withdrawals from your Roth IRA are not generally subject to tax withholding.
Backup Withholding
You must furnish to the Fund your properly certified social security or other tax identification number to avoid the Federal income tax backup withholding on dividends, distributions and redemption proceeds. If you do not do so or the IRS informs the Fund that your tax identification number is incorrect, the Fund may be required to withhold a percentage of your taxable distributions and redemption proceeds. Because the Fund must promptly pay to the IRS all amounts withheld, it is usually not possible for the Fund to reimburse you for amounts withheld. You may claim the amount withheld as a credit on your federal income tax return.

Foreign Account Tax Compliance Act (FATCA)
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and whitholding requirements designed to inform the U.S. Department of the Treasury of U.S.- owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Appendix A
Additional Information on the Fund
This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental policies and investment restrictions that cannot be changed without unitholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs. The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.
U.S. Treasury Obligations.  The Fund may invest in U.S. Treasury Obligations, which include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). U.S. Treasury Obligations may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.
The Fund invests in U.S. Treasury Obligations, the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury.
Repurchase Agreements.  The Fund may enter into repurchase agreements with the Federal Reserve Bank of New York. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by the Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.
If the seller under a repurchase agreement defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, the Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, the Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.
In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to the Fund’s unitholders. The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Reduced participation in the repurchase agreement market by the Federal Reserve Bank of New York may affect the Fund’s investment strategies, operations and/or return potential. The Fund considers repurchase agreements with the Federal Reserve Bank of New York to be U.S. Government Securities for purposes of Rule 2a-7.
Floating and Variable Rate Obligations.  The Fund may purchase various floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to certain conditions under Rule 2a-7 under the Investment Company Act, the Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of the rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
When-Issued Securities and Forward Commitments.  The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.
Illiquid Securities.  The Fund may invest up to 5% of its total assets (measured at the time of purchase) in illiquid securities (i.e., securities that cannot be sold or disposed of in seven days in the ordinary course of business at approximately the value ascribed to them by the Fund). Illiquid securities include:
■	Domestic securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
Investing in restricted securities may decrease the liquidity of the Fund’s portfolio. Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perception.
Borrowings.  The Fund may borrow up to 33 1⁄3% of its total assets (including the amount borrowed) from banks for temporary or emergency purposes. For more information, see the SAI.
Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its unitholders.

Appendix B
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund unit. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund's most recent annual report (available upon request from Harris Associates).
Effective September 1, 2020, the Funds’ fiscal year end was changed from August 31 to November 30.
Financial Square Treasury Solutions Fund — Administration Shares	For the Period Ended November 30, 2020†	Year Ended August 31,
		2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income(a)	— (b)	0.006	0.019	0.011	0.003	— (b)
Net realized gain	— (b)	0.002	— (b)	— (b)	— (b)	— (b)
Total from investment operations	— (b)	0.008	0.019	0.011	0.003	— (b)
Distributions to shareholders from net investment income	— (b)	(0.008)	(0.019)	(0.011)	(0.003)	— (b)
Distributions to shareholders from net realized gains	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)
Total distributions(c)	— (b)	(0.008)	(0.019)	(0.011)	(0.003)	— (b)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return(d)	—% (e)	0.77%	1.92%	1.09%	0.25%	0.01%
Net assets, end of period (in 000’s)	$610,539	$443,470	$473,937	$360,817	$237,557	$189,870
Ratio of net expenses to average net assets	0.17% (f)	0.38%	0.45%	0.45%	0.44%	0.30%
Ratio of total expenses to average net assets	0.45% (f)	0.45%	0.45%	0.46%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets	—% (e)(f)	0.61%	1.85%	1.09%	0.28%	(0.02)%
†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(e)	Amount is less than 0.005%.
(f)	Annualized.

Treasury Solutions Fund Prospectus (Oakmark Units)
FOR MORE INFORMATION
Annual/Semi-Annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to unitholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.
Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).
The Fund’s annual and semi-annual reports and the SAI are available free upon request by calling the Oakmark Funds at
1-800-OAKMARK (625-6275).
From time to time, certain announcements and other information regarding the Fund may be found at
http://www.gsamfunds.com/announcements-ind for individual investors, or http://www.gsamfunds.com/announcements for advisers.
To obtain other information and for shareholder inquiries:
■ By telephone:	Call 1-800-OAKMARK (625-6275)
■ By mail:	Oakmark Funds P.O. Box 219558 Kansas City, MO 64121-9558
■ By e-mail:	contactoakmark@oakmark.com
■ On the Internet:	Oakmark – Oakmark.com. SEC EDGAR database – http://www.sec.gov
Other information about the Fund is available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The Fund’s investment company registration number is 811-05349.
Goldman Sachs Financial Square FundsSM is a service mark of Goldman Sachs & Co. LLC
GSAM is a registered service mark of Goldman Sachs & Co. LLC

ADDRESS OF HARRIS ASSOCIATES L.P.
111 South Wacker Drive
Chicago, Illinois 60606-4319
OAKMARK SHAREHOLDER SERVICE
Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558
1-800-OAKMARK (625-6275)

OAKFEDPROS